Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2013
Warrants Outstanding to Purchase Common Stock
At December 31, 2013, the Company had the following warrants outstanding to purchase common stock priced in Canadian dollars with a weighted average exercise price of $1.44 and a weighted average remaining life of 2.6 years. The Company also had warrants outstanding to purchase common stock priced in U.S. dollars with a weighted average price of $0.50 and a weighted average remaining life of 6.9 years:

Warrant Description	Common Shares Issuable Upon Exercise of Outstanding
(Warrants in thousands)	Warrants at December 31, 2013	Exercise Price CND/USD	Expiration Date
Investor Warrants (1)	13,337	$1.44 CND	April 30, 2015
Investor Warrants (2)	4,698	$1.44 CND	March 29, 2016
Investor Warrants (3)	4,000	$0.50 USD	November 22, 2020
	22,035

(1) On April 30, 2010, the Company announced that it had completed a first closing of a non-brokered private placement (“Private Placement”) of 240,066 units, at a price of $0.03 CAD per unit for net proceeds of CAD$7,200. Each unit consisted of one common share and one common share purchase warrant (a “Warrant”). As a result of the Share Consolidation, each eighteen (18) Warrants now entitle the holder thereof to purchase one common share of the Company at a purchase price of CAD$1.44 per whole share for a period of five years from the issue date.

(2) On March 29, 2011, the Company announced that it had completed a non-brokered rights offering of 84,559 units, at a price of $0.03 CAD per unit for total net proceeds of $2,547. Each unit consisted of one common share and one common share purchase warrant (a “Warrant”). As a result of the Share Consolidation, each eighteen (18) Warrants now entitle the holder thereof to purchase one common share of the Company at a purchase price of CAD$1.44 per whole share for a period of five years from the issue date.